TWELFTH AMENDMENT TO CREDIT AGREEMENT AND THIRD
                    AMENDMENT TO REPLACEMENT FIRST TERM NOTE


     This Amendment, dated as of August 25, 1995, is made by and between NORTHWEST TELEPRODUCTIONS, INC., a Minnesota corporation (the "Borrower"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    Recitals

     A. The Borrower and the Bank have entered into a Credit Agreement dated as of January 18, 1990, as amended by a First Amendment to Credit Agreement and Waiver dated as of March 31, 1990, a Second Amendment to Credit Agreement dated as of October 5, 1990, a Third Amendment to Credit Agreement dated as of July 9, 1991, a Fourth Amendment to Credit Agreement and Waiver dated as of June 15, 1992, a Fifth Amendment to Credit Agreement dated as of September 28, 1992, a Sixth Amendment to Credit Agreement and Waiver dated as of June 14, 1993, a Seventh Amendment to Credit Agreement, First Amendment to Replacement Revolving Note and First Amendment to Replacement First Term Note dated as of September 14, 1993 (the "1993 Amendment"), an Eighth Amendment to Credit Agreement dated November 2, 1993, a Ninth Amendment to Credit Agreement dated March 25, 1994, a Tenth Amendment to Credit Agreement and Second Amendment to Replacement First Term Note dated as of July 29, 1994 (the "1994 Amendment") and an Eleventh Amendment to Credit Agreement, by letter dated March 28, 1995 acknowledged by the Borrower and effective as of March 30, 1995 (as amended, the "Credit Agreement").

     B. Pursuant to the Credit Agreement, the Bank may, in its sole discretion, make Advances to the Borrower until no later than August 31, 1995 under a demand discretionary revolving line of credit in an amount not to exceed $1,750,000 at any time outstanding (the "Revolving Line"). The Bank also has made two separate term loans to the Borrower under the Credit Agreement, one having a present principal balance of $1,215,000 (the "First Term Loan") and one having a present principal balance of $1,675,000 (the "Second Term Loan").

     C. The Borrower's obligation to pay the indebtedness to the Bank under the Revolving Line is evidenced by the Borrower's replacement revolving promissory note dated as of September 28, 1992, payable to the order of the Bank in the original principal amount of $1,750,000, as amended by the 1993 Amendment (as amended, the "Replacement Revolving Note"). The Borrower's obligation to pay the indebtedness to the Bank for the First Term Loan is evidenced by the Borrower's replacement term promissory note dated as of September 28, 1992, payable to the order of the Bank in the original principal amount of $2,655,000, as amended by the 1993 Amendment and the 1994 Amendment (as amended, the "Replacement First Term Note"). The Borrower's obligation to pay the indebtedness to the Bank for the Second Term Loan is evidenced by the Borrower's replacement term promissory note dated as of July 29, 1994, payable to the order of the Bank in the original principal amount of $2,620,000 (the "Replacement Second Term Note").

     D. All of the Borrower's indebtedness to the Bank is secured pursuant to the Security Agreement, Collateral Pledge Agreement and Assignment, each dated as of January 18, 1990, and the Assignment dated as of February 21, 1990, given to the Bank by the Borrower, and may now or hereafter be secured by one or more other security agreements, assignments, pledges, mortgages or other security documents or instruments (all of the foregoing are herein referred to collectively as the "Security Documents"). That portion of the Borrower's indebtedness to the Bank under the Credit Agreement that is evidenced by the Replacement Revolving Note, the Replacement First Term Note and any replacements, renewals, extensions or modifications of the foregoing is secured pursuant to the Combination Mortgage, Security Agreement and Fixture Financing Statement dated as of January 18, 1990, as amended by the First Amendment to Combination Mortgage, Security Agreement and Fixture Financing Statement dated as of September 14, 1993 (as amended, the "Mortgage"), and the Assignment of Rents and Leases dated as of January 18, 1990 (the "Rent Assignment"), each given to the Bank by the Borrower.

     E. The Borrower has requested that the Bank (i) make additional term loan advances to the Borrower under the Second Term Loan in the maximum aggregate principal amount of $2,000,000, so that, when combined with presently outstanding Second Term Loan Advances, the maximum amount of Advances under the Second Term Loan shall not exceed $3,675,000; (ii) extend the date through which it will consider making Advances under the Revolving Line to October 31, 1996; and (iii) modify the Borrower's financial covenants under the Credit Agreement.

     F. The Bank is willing to grant the Borrower's requests on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Capitalized Terms. All capitalized terms defined in the Credit Agreement and used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

     2. New Definition. The following definition of "Twelfth Amendment" is added to Section 1.1 of the Credit Agreement in alphabetical order:

                  "`Twelfth Amendment' means the Twelfth Amendment to Credit Agreement and Third Amendment to Replacement First Term Note dated as of August 25, 1995, by and between the Bank and the Borrower."

     3. Revolving Advance Termination Date. Section 2.02 of the Credit Agreement is hereby amended by changing the date therein from "August 31, 1995" to "October 31, 1996".

     4. Renewal and Increase in Second Term Loan. Section 2.14 of the Credit Agreement is amended in its entirety to read as follows:

                  "Section 2.14  Second Term Loan.

                           (a) The Bank agrees,  on the terms and subject to the
                  conditions herein set forth, to (i) renew the $1,675,000 balance of term indebtedness outstanding as of the date of the Twelfth Amendment, which is evidenced by the Borrower's third replacement second term note dated as of July 29, 1994, payable to the order of the Bank in the original principal amount of $2,620,000, and (ii) make additional term loan Advances to the Borrower during the period beginning on the date of the Twelfth Amendment and ending on March 31, 1996, in an aggregate amount not exceeding $2,000,000, to be used by the Borrower solely to purchase new equipment for use in the Borrower's business or to make loans to one or more of the Subsidiaries, evidenced by the Intercompany Note of the applicable Subsidiary, solely for the purchase of new equipment for use in such Subsidiary's business, or to repay Revolving Advances which have been used by the Borrower or a Subsidiary to purchase such equipment. The Advances under this
                  Section 2.14 are non-revolving, and the Borrower may not reborrow any amounts previously advanced by the Bank hereunder and repaid by the Borrower.

                           (b) Each Advance  under this Section 2.14 shall be in
                  the minimum principal amount of $50,000 and shall not exceed the aggregate cost of equipment to be purchased by the Borrower and its Subsidiaries with the proceeds thereof or, if applicable, the aggregate cost of equipment purchased by the Borrower and its Subsidiaries with the proceeds of the Revolving Advances being repaid. As a condition to each Advance under this Section 2.14, the Borrower shall (i) deliver to the Bank a copy of each purchase order, contract, work order and invoice related to the equipment to be purchased by the Borrower or a Subsidiary with the proceeds of such Advance, or purchased with the proceeds of the Revolving Advance being repaid, showing an aggregate cost to the Borrower and the Subsidiaries of no less than the amount of the requested Advance; (ii) be in compliance with each of the conditions set forth in Section 3.02 hereof at the time of and immediately following such Advance; and (iii) deliver to the Bank such other documentation and information as the Bank may require. Each request for an Advance under this Section 2.14 shall be deemed to be a representation that the statements set forth in Section 3.02 are correct.

                           (c) The new  Advances  to be made under this  Section
                  2.14, together with the $1,675,000 of outstanding term loan indebtedness to be renewed hereunder, shall be evidenced by and repayable with interest in accordance with a single term note of the Borrower in the original principal amount of $3,675,000 (the "Second Term Note") payable to the order of the Bank, substantially in the form of Exhibit A to the Twelfth Amendment. The Second Term Note shall bear interest on the unpaid principal amount thereof from the date thereof until fully paid at the rate therein provided.

                           (d) Each  Advance  under this  Section  2.14 shall be
                  secured by, among other things, a purchase money security interest in the equipment to be purchased with the proceeds thereof and the equipment purchased with the proceeds of the Revolving Advances being repaid."

     5. Cash Flow to Current Maturities. Section 5.08 of the Credit Agreement is amended in its entirety to read as follows:

                  "Section 5.08 Ratio of Cash Flow to Current Maturities. The Borrower will achieve the ratio of Cash Flow to Current Maturities at not less than (i) 1.15 to 1 at March 31, 1995 and (ii) 1.2 to 1 at March 31, 1996."

     6. Current Ratio. Section 5.10 of the Credit Agreement is amended in its entirety to read as follows:

                  "Section 5.10 Current Ratio. The Borrower will maintain the ratio of Consolidated Current Assets to Consolidated Current Liabilities at not less than (i) .85 to 1 on the last day of each month through and including February 28, 1996 and (ii) 1.0 to 1 on March 31, 1996 and on the last day of each month thereafter."

     7. Tangible Net Worth. Section 5.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 5.11 Tangible Net Worth. The Borrower will maintain its Consolidated Tangible Net Worth at an amount not less than (i) $4,650,000 on the last day of each month through and including February 28, 1996 and (ii) $5,100,000 on March 31, 1996 and on the last day of each month thereafter."

     8. Net Profit. Section 5.13 of the Credit Agreement is amended in its entirety to read as follows:

                  "Section 5.13 Net Profit. The Borrower shall achieve consolidated net income of the Borrower and its Subsidiaries, as determined in accordance with generally accepted accounting principles and after provision for income taxes ("Net Profit"), of not less than $450,000 for the fiscal year ended March 31, 1996."

     9. Capital Expenditures. Section 6.10 of the Credit Agreement is amended in its entirety to read as follows:

                  "Section 6.10 Expenditures for Fixed Assets. The Borrower will not, and will not permit any Subsidiary to, purchase, construct or otherwise acquire fixed assets if, after giving effect to such acquisition, the aggregate purchase price, whether paid in cash, deferred or financed, of all fixed assets acquired by the Borrower and the Subsidiaries combined, during the fiscal year ended March 31, 1996 will exceed $2,400,000 and during any fiscal year of the Borrower thereafter will exceed $500,000; provided, however, that the restriction contained in this Section is subject to the further limitations imposed by Section 6.01."

     10. Amendment to Compliance Certificate. Exhibit F to the Credit Agreement is amended to reflect the amendments to the Borrower's financial covenants effected by paragraphs 5, 6, 7, and 8 hereof.

     11. Amendment to Replacement First Term Note. The second paragraph of the Replacement First Term Note is amended in its entirety to read as follows:

               "The principal balance of this Note remaining unpaid as of August 25, 1995 shall be paid in monthly installments of (i) $5,000 each commencing on September 1, 1995 and on the first day of each month thereafter through and including the date of the final scheduled principal payment under the Borrower's Fourth Replacement Second Term Note dated as of August 25, 1995, in the original principal amount of $3,675,000 and payable to the order of the Bank, or any extension, renewal or replacement thereof (such final payment is hereinafter referred to as the "Final Second Term Note Payment"); provided, however, that if the principal amount of the Final Second Term Note Payment is less than $140,000, then the amount of the principal payment that is due and payable hereunder on the date of the Final Second Term Note Payment shall be equal to the difference between (A) $145,000 minus (B) the principal amount of the Final Second Term Note Payment, and (ii) $145,000 each commencing on the first day of the month following the Final Second Term Note Payment and on the first day of each month thereafter through and including June 1, 1998 or, if earlier, until the principal balance of this Note shall have been paid in full. In any event, the entire remaining principal balance of this Note shall be due and payable in full on July 1, 1998. Interest accruing on the principal of this Note each month shall be due and payable on the first day of the next following month and at maturity or earlier prepayment in full."

     12. Fourth Replacement Second Term Note. The Replacement Second Term Note will be replaced with a new promissory note (the "Fourth Replacement Second Term Note") to be executed by the Borrower in the form of Exhibit A hereto. Upon satisfaction of all conditions set forth in paragraph hereof, the Fourth Replacement Second Term Note shall be the "Second Term Note" referred to in, and shall evidence the obligation of the Borrower to repay all present and future Advances under, Section 2.14 of the Credit Agreement, as amended hereby. The Fourth Replacement Second Term Note shall be in substitution for and replacement and modification of, but not in payment of, the Replacement Second Term Note.

     13. Conditions Precedent. This Amendment shall be of no force or effect until the Bank shall have received each of the following, in form and substance satisfactory to the Bank and its counsel:

               (a) the Fourth Replacement Second Term Note, duly executed on behalf of the Borrower and dated the date hereof;

               (b) a certified  copy of resolutions of the Board of Directors of
          the  Borrower   evidencing   approval  of  this   Amendment   and  the
          transactions contemplated hereby;

               (c) a certificate of the Secretary or an Assistant Secretary of the Borrower to the effect that (i) the Borrower's articles of incorporation and bylaws have not been amended since the last date when certified copiesthereof were delivered to the Bank pursuant to
          Section 3.01(x) of the Credit Agreement, and (ii) the Bank may conclusively rely on the certificate most recently delivered pursuant to Section 3.01(aa) of the Credit Agreement until it shall receive a further certificate of the Secretary or Assistant Secretary of the Borrower canceling or amending the prior certificate and submitting the signatures of officers named in such further certificate; and

               (d) the acknowledgment of guarantors set forth at the end of this Amendment, duly executed on behalf of Southwest Teleproductions, Inc. and Northwest Teleproductions/Chicago, Inc.

     14. References. As of the date hereof:

                  (a) all references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment, and all references in the Replacement First Term Note, the Replacement Revolving Note, the Mortgage and the Rent Assignment to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment; and

                  (b) all references in the Replacement First Term Note to "this Note" shall be deemed to refer to the Replacement First Term Note as amended by this Amendment, and all references in the Credit Agreement, the Mortgage and the Rent Assignment to the Replacement First Term Note shall be deemed to refer to the Replacement First Term Note as amended by this Amendment.

     15. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that:

                  (a) The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and the Fourth Replacement Second Term Note and to perform all of its obligations hereunder and thereunder, and the same have been or will be duly executed and delivered by the Borrower and constitute, or will constitute when executed and delivered, the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms.

               (b) The execution, delivery and performance by the Borrower of this Amendment and the Fourth Replacement Second Term Note have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency orinstrumentality, domestic or foreign, (ii) violate any provision of law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower or of the articles of incorporation or bylaws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) The  Borrower  acknowledges,  confirms and agrees that the
         Security Documents and the Guaranties, as defined in the Credit Agreement, continue in full force and effect and unconditionally secure payment of the indebtedness evidenced by the Credit Agreement, as amended by this Amendment, the Replacement Revolving Note, the Replacement First Term Note, as amended by this Amendment, and the Fourth Replacement Second Term Note, and any note or other instrument issued in renewal or replacement thereof or substitution therefor, and all of the other debts, liabilities and obligations referred to therein; and the Mortgage and the Rent Assignment continue in full force and effect and unconditionally secure payment of all that portion of the indebtedness under the Credit Agreement, as amended by this Amendment, that is evidenced by the Replacement First Term Note, as amended by this Amendment, and the Replacement Revolving Note, and any note or other instrument issued in renewal or replacement thereof or substitution therefor, and all of the other debts, liabilities and obligations referred to therein.

                  (d) All of the  representations  and  warranties  contained in
         Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     16. No Other Changes. Except as explicitly amended by this Amendment, all of the original terms and conditions of the Credit Agreement and the Replacement First Term Note shall remain in full force and effect.

     17. No Waiver. The execution of this Amendment and the Bank's acceptance of the Fourth Replacement Second Term Note pursuant hereto shall not be deemed to be a waiver of any Default or Event of Default, whether or not existing on the date of this Amendment and whether or not known to the Bank, and the Bank expressly denies any intention to waive any such Default or Event of Default on the part of the Borrower. NOTHING CONTAINED IN THIS AMENDMENT, IN THE CREDIT AGREEMENT OR IN ANY OTHER AGREEMENT OR INSTRUMENT SHALL PRECLUDE OR LIMIT THE HOLDER OF THE REPLACEMENT REVOLVING NOTE FROM DEMANDING PAYMENT OF SUCH NOTE AT ANY TIME AND FOR ANY REASON.

     18. Additional Documentation; Fees; Counterparts. The Borrower hereby agrees to execute and deliver to the Bank such other documentation as the Bank reasonably may require to perfect and protect the Bank's interests under the Security Documents, Guaranties, Mortgage and Rent Assignment, including without limitation an amendment to the Mortgage, in recordable form, reflecting the modifications effected by this Amendment. The Borrower hereby agrees to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with such documentation and with the preparation of this Amendment, the Fourth Replacement Second Term Note and any other documents or instruments incidental hereto. This Amendment may be executed in any number of counterparts and such counterparts shall be deemed to be originals and all such counterparts, taken together, shall constitute but one and the same instrument.


                     REMAINDER OF PAGE INTENTIONALLY BLANK;
                            SIGNATURE PAGE TO FOLLOW

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                               NORTHWEST TELEPRODUCTIONS, INC.


                               By
                                  James N. Steffen
                                  Its Vice President


                               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                               By
                                  Laurie J. Schmelz
                                  Its Vice President

                          ACKNOWLEDGMENT OF GUARANTORS

                  The undersigned Guarantors hereby agree to the terms and conditions of the foregoing Twelfth Amendment to Credit Agreement and Third Amendment to Replacement First Term Note and acknowledge and confirm that their respective Guaranties dated January 18, 1990 (the "Guaranties"), guaranteeing all present and future indebtedness of the Borrower to the Bank, (i) continue in full force and effect with respect to all present and future indebtedness of the Borrower to the Bank, including without limitation all indebtedness under the Credit Agreement as amended by the foregoing Amendment and under the Replacement Revolving Note, the Replacement First Term Note as amended by the foregoing Amendment and the Fourth Replacement Second Term Note; and (ii) are secured pursuant to the Subsidiary Security Agreements, as defined in the Credit Agreement. Nothing herein or in any prior, future or other acknowledgment or consent of the Guarantors implies or creates any obligation on the part of the Bank to notify the Guarantors of, or obtain acknowledgments of or consents to, any amendment to or modification, renewal, increase or creation of any present or future indebtedness of the Borrower to the Bank, and the liability of the Guarantors under their respective Guaranties shall be absolute and unconditional with respect to all present and future indebtedness of the Borrower to the Bank, whether or not any such notice, acknowledgment or consent is given or requested.

                              SOUTHWEST TELEPRODUCTIONS, INC.


                              By
                                Its


                              NORTHWEST TELEPRODUCTIONS/CHICAGO, INC.


                              By
                                Its

                                                                   Exhibit A to
                                                           Twelfth Amendment to
                                                               Credit Agreement
                                                            and Third Amendment
                                                 to Replacement First Term Note

                      FOURTH REPLACEMENT SECOND TERM NOTE

$3,675,000                                               Minneapolis, Minnesota
                                                         August 25, 1995


     For value received, the undersigned, NORTHWEST TELEPRODUCTIONS, INC., a Minnesota corporation, hereby promises to pay to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Bank"), at its Calhoun-Isles office at 1455 West Lake Street, Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Three Million Six Hundred Seventy-Five Thousand Dollars ($3,675,000) or, if less, the aggregate principal amount of all advances made by the Bank under
Section 2.14 of the Credit Agreement dated as of January 18, 1990, as amended by the amendments dated as of March 31, 1990, October 5, 1990, July 9, 1991, June 15, 1992, September 28, 1992, June 14, 1993, September 14, 1993, November 2,
1993, March 25, 1994, July 29, 1994, March 30, 1995 (letter amendment dated March 28, 1995) and of even date herewith, by and between the undersigned and the Bank (as so amended and as hereafter amended, restated or supplemented, the "Credit Agreement"), together with interest on the principal amount hereunder remaining unpaid from time to time computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at an annual rate which shall be at all times equal to three quarters percent (.75%) over the rate of interest publicly announced by the Bank from time to time as its "base rate" of interest (or any similar successor rate), which rate shall change when and as that base rate or successor rate changes.

     The principal balance of this Note shall be due and payable in monthly installments as follows: (i) seven (7) monthly installments of $130,000 each, beginning on September 1, 1995 and on the first day of each month thereafter through and including March 1, 1996, (ii) monthly installments of $140,000 each, beginning on April 1, 1996 and on the first day of each month thereafter through and including October 1, 1997 or, if earlier, until the principal balance of this Note shall have been paid in full. In any event, the entire remaining principal balance of this Note shall be due and payable in full on November 1, 1997. Interest accruing on the principal of this Note each month shall be due and payable on the first day of the next following month and at maturity or earlier prepayment in full.

     This Note is issued pursuant to, and is subject to, the Credit Agreement, which, among other things, provides for acceleration of the maturity hereof upon the occurrence of an Event of Default (as defined in the Credit Agreement).

     This Note is issued, in part, in substitution for and replacement and modification of, but not in payment of, the Third Replacement Second Term Note of the undersigned dated as of July 29, 1994 in the maximum principal amount of $2,620,000 and payable to the order of the Bank.

     This Note is secured by a security agreement, pledge agreement and assignment, each dated as of January 18, 1990, and an assignment dated as of February 21, 1990, from the undersigned to the Bank, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                               NORTHWEST TELEPRODUCTIONS, INC.


                               By
                                 James N. Steffen
                                 Its Vice President